Exhibit 99.2

Citius Oncology, Inc. SPAC Business Combination Overview October 2023

2 This presentation has been prepared by Citius Pharmaceuticals, Inc . (the “Company”) for informational purposes only and not for any other purpose . Nothing contained in this presentation is, or should be construed as, a recommendation, promise or representation by the Company or any director, employee, agent, or adviser of the Company . This presentation does not purport to be all - inclusive or to contain all of the information you may desire . The information contained in this presentation and the comments and remarks of the representatives of the Company made during any presentation to which this presentation relates are integrally related and, as such, are intended to be delivered and understood together . Information provided in this presentation speaks only as of the date hereof . The Company assumes no obligation to update any statement after the date of this presentation as a result of new information, subsequent events or any other circumstances . This presentation also includes express and implied forward - looking statements regarding the current expectations, including about the proposed business combination transaction with TenX Keane Acquisition and the resulting public company, Citius Oncology, Inc . , estimates, opinions and beliefs of the Company that are not historical facts . Such forward - looking statements may be identified by words such as “believes”, “expects”, “endeavors”, “anticipates”, “intends”, “plans”, “estimates”, “projects”, “would,” “should”, “objective” and variations of such words and similar words . The accuracy of such statements is dependent upon future events, and involves known and unknown risks, uncertainties and other factors beyond the Company’s control that may cause actual results to differ materially from what is presented herein . Investors are strongly encouraged to carefully review the Company’s SEC filings for a listing of the risks that could cause actual results to differ from these forward - looking statements . These forward - looking statements speak only as of the date of this presentation and should not be construed as statements of facts . FORWARD - LOOKING STATEMENTS

TRANSACTION OVERVIEW

Transaction Summary	• On October 23, 2023, Citius Pharmaceuticals, Inc. (Nasdaq: CTXR) ("Citius Pharma") signed a Definitive Agreement to merge its wholly owned subsidiary with TenX Keane Acquisition (Nasdaq: TENK) ("TenX") to form publicly listed Citius Oncology, Inc. ("Citius Oncology") • Anticipated closing in 1H 2024
Ownership Structure[1]	• 100% of the shares of Citius Pharma's subsidiary will be rolled into Citius Oncology in exchange for $675mm in equity • Citius Pharma expected to own ~90% and TenX expected to own ~10% of Citius Oncology
Transaction Rationale	• Creates standalone publicly-traded oncology company with improved access to the U.S. capital markets and an attractive platform for an investor base with specific interest in LYMPHIR™ • Enables resources to be focused on the commercialization of LYMPHIR and other pipeline initiatives • Public company-ready management and board
Capitalization	• At closing, Citius Oncology capitalized with $10M in cash from Citius Pharma, in addition to any remaining cash from TenX's trust • Commercialization of lead licensed drug candidate LYMPHIR and development of pipeline • Working capital and general corporate purposes
Attractive Entry Point	• Anticipated 2024 commercial launch supports potential for significant value creation • Opportunity to be valued in line with commercial stage oncology peers

CITIUS Oncology

1. TenX and Citius Pharma negotiated and set the Base Exchange Ratio based on their assumptions about the value of Citius Oncology following the merger. Assumes de minimis redemptions by TenX public holders and $10m from Citius Pharma's balance sheet.

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CITIUS ONCOLOGY HIGHLIGHTS

Unique Oncology Platform	• LYMPHIR formulation developed by Eisai and marketed in Japan as Remitoro® since 2021; Citius Oncology to control global marketing rights excluding certain East Asian countries • If approved, LYMPHIR offers a unique mechanism of action for the treatment of cutaneous T-cell lymphoma (CTCL) • Potential for follow up indication in Peripheral T-cell lymphoma (PTCL); Investigator-led studies ongoing in combination with CAR-T (Kymriah®) and PD-1 Inhibitor (Keytruda®)
Public Ready, Funded Opportunity	• LYMPHIR licensed by Citius Pharma in 2021; $40mm upfront payment and an additional $15mm funded to date • Upon closing of the business transaction, Citius Oncology to be funded with $10mm of cash by Citius Pharma, in addition to any cash remaining in TenX trust at closing
Anticipated Commercial Launch in 2H 2024	• Anticipated positive cash flow commencing within first year of product launch • 2018 launch of competitive product Poteligeo by Kyowa Kirin indicates unmet need in CTCL given existing therapies are non curative
Significant Opportunity	• CTCL market estimated to be $300-$400+ million • Potential for substantial growth via additional indications including PTCL and combinations with immunotherapy • Multiple potential future product in-licensing opportunities identified
Robust IP Portfolio	• Assuming approval, BLA exclusivity + Orphan drug designation + complex technology + trade secrets provide IP protections • Patents pending for immuno-oncology use as a combination therapy with checkpoint inhibitors
Seasoned Management	• Citius Oncology management has extensive expertise in developing and marketing oncology products • Track record of successfully bringing pharmaceuticals to market • Services agreement between Citius Pharma and Citius Oncology to maintain continuity in execution of clinical and commercial program

CITIUS Oncology

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ATTRACTIVE PRODUCT PROFILE • LYMPHIR is a recombinant engineered fusion protein that combines interleukin - 2 and diphtheria toxin • Phase 3 Pivotal trial results are consistent with the prior formulation, and clinical profile supports the potential for rapid adoption • Filed as an original BLA, LYMPHIR may be eligible for reference product exclusivity (12 years marketing exclusivity) • Manufacturing & distribution agreements with leading global players 5 1. See slide 11, payment to be made by Citius Pharma (parent) prior to closing of the business combination.

OVERVIEW OF TENX KEANE ACQUISITION

Over 80+ years of global professional investing, capital markets, M&A, life sciences and operating experience



XIAOFENG YUAN
CHAIRMAN & CEO



TAYLOR ZHANG
CHIEF FINANCIAL OFFICER



CATHY JIANG
DIRECTOR



JOEL MAYERSOHN
DIRECTOR



BRIAN HARTZBAND
DIRECTOR

TenX completed its $66M IPO in October 2022

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CITIUS ONCOLOGY MANAGEMENT OVERVIEW - SHARED MANAGEMENT AGREEMENT WITH CTXR

Key management personnel mitigate execution risk and leverage proven industry track record



LEONARD MAZUR
CHAIRMAN & CEO



JAIME BARTUSHAK
EVP, CFO & CBO



MYRON HOLUBIAK
EXECUTIVE VICE CHAIRMAN



DR. MYRON CZUCZMAN
EVP, CHIEF MEDICAL OFFICER



CATHERINE KESSLER
EVP, REGULATORY AFFAIRS



KELLY CREIGHTON
EVP, CMC

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CITIUS ONCOLOGY BOARD OF DIRECTORS



LEONARD MAZUR
CHAIRMAN



MYRON HOLUBIAK
EXECUTIVE VICE CHAIRMAN



SUREN DUTIA
DIRECTOR



JOEL MAYERSOHN
DIRECTOR



DR. EUGENE HOLUKA
DIRECTOR



CAROL WEBB
DIRECTOR



DENNIS MCGRATH
DIRECTOR

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ORIGINS OF ONTAK

- ONTAK was FDA approved and commercially available in the U.S. between 1999 – 2014
- LYMPHIR (E7777) was developed by Eisai in 2011 as a purified and more bioactive formulation in response to a post marketing commitment agreed to with the FDA upon approval of ONTAK
- Eisai voluntary removed ONTAK from the market in 2014



Accelerated FDA approval for denileukin diftitox (ONTAK) granted to Ligand
A new formulation of denileukin diftitox (E7777) developed by Eisai in response to FDA guidance at time of accelerated approval
1999
2008
2011
2014
Full FDA approval granted to ONTAK
Eisai Voluntarily Removed ONTAK from the Market

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LYMPHIR LICENSING AND FDA PATHWAY

- September 2021 Citius Pharma acquired the exclusive license to Eisai's E7777 (LYMPHIR)
- December 2021 Phase 3 clinical trial completed
- September 2022 Citius Pharma submitted a BLA for E7777 (LYMPHIR)
- July 2023 FDA issues complete response letter (CRL);
  Citius Pharma planning resubmission with remediation efforts underway


Q3 2021: Citius Pharma Acquired the Exclusive License to Eisai's E7777 in all Markets Except Japan and Parts of Asia from Dr. Reddy's
Q3 2022: Citius Pharma Filed BLA for New Formulation (E7777) in September
2024: Anticipated commercial launch, if approved
Q3 2021
Q4 2021
Q3 2022
Q3 2023
2024
Q4 2021: E7777 Phase 3 Clinical Trial Completed (December)
CRL July 2023: remediation efforts underway

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LYMPHIR PIPELINE & OPPORTUNITIES BEYOND CTCL

PROGRAM	INVESTIGATIONAL INDICATION	PRECLINICAL	PHASE I	PHASE II	PHASE III
LYMPHIR-P[1]	PERIPHERAL T-CELL LYMPHOMA				
COLLABORATIONS AS IMMUNO-ONCOLOGY THERAPIES					
UNIVERSITY OF MINNESOTA, MASONIC CANCER CENTER	COMBINATION WITH CAR-T (KYMRIAH®)[2]				
UNIVERSITY OF PITTSBURG MEDICAL CENTER, HILLMAN CANCER CENTER	COMBINATION WITH PD-1 INHIBITOR (KEYTRUDA®)[2]				

Multiple potential future product in-licensing opportunities identified

1. We intend to explore a phase 3 clinical development pathway for an indication in PTCL.
2. KYMRIAH is a registered trademark of Novartis Pharmaceuticals Corporation. KEYTRUDA is a registered trademark of Merck & Co., Inc.

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LYMPHIR LICENSE AGREEMENT • Exclusive license of Eisai’s cancer immunotherapy LYMPHIR (E7777) • Initial indication in cutaneous T - cell lymphoma (CTCL) • Additional potential indications in peripheral T - cell lymphoma (PTCL) and immuno - oncology • Assigned exclusive license to Citius Pharma for all markets excluding China, Japan and certain parts of Asia; with option for India • Completed CTCL Pivotal Phase 3 trial work through BLA filing • $40 million upfront cash payment to Dr. Reddy’s (DRL) • Development and commercial milestone payments to DRL and Eisai including $33.5 million FDA approval milestone payment • Tiered royalties to DRL on net product sales 12

WHAT IS CUTANEOUS T-CELL LYMPHOMA (CTCL)?

Considered to be incurable, CTCL is a general term for T-cell lymphoma that involves the skin, but may also involve the blood, lymph nodes, and internal organs

More prevalent in men than women and usually appears in patients in their 50s and 60s

CTCL accounts for approximately 4% of all non-Hodgkin lymphoma (NHL)*


37%
60%
5%
Mycosis Fungoides
Sezary Syndrome
Other CTCL



Plaque Stage



Tumor Stage

Source: Company estimates.

CITIUS Oncology

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WHY LYMPHIR?

Near-term revenue opportunity for an oncology asset with a unique MOA

Developed for the treatment of cutaneous T-cell lymphoma (CTCL)	Improved formulation of previously FDA-approved drug (ONTAK); marketed 1999-2014
Orphan indication with market estimated at $300-$400+M	Market dynamics support new entrant
No curative therapeutics on the market	CTCL is a painful disease; current therapies are non-curative and often have limited duration of response or are discontinued early
Concentrated prescriber base	Supports targeted launch strategy
Multi-layered market protections	Potential marketing exclusivity and complex manufacturing process
Promising upside potential	Indicated for PTCL in Japan; 2 investigator-initiated trials in immuno-oncology underway (in combination with PD-1 checkpoint inhibitor pembrolizumab (KEYTRUDA®) and CAR-T therapy (KYMRIAH®)

CITIUS Oncology

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DIFFERENTIATED MECHANISM OF ACTION (MOA) LYMPHIR (denileukin diftitox) is an engineered IL - 2 - diphtheria toxin fusion protein with a unique mechanism of action supporting two therapeutic effects Targets Malignant Cells Binds to IL - 2 receptors to deliver diphtheria toxin, killing tumor cells directly Eliminates Immunosuppressive Tregs Reduces number of Treg cells, subsequently enhancing anti - tumor immunity 15

PATIENT JOURNEY: TOPICAL TO SYSTEMIC TREATMENT

Early-stage CTCL commonly treated with "skin-directed" therapies by dermatologists

Skin-Directed Therapies (dermatologists)

- Topical corticosteroids
- Topical chemotherapy
- Retinoids
- Involved-field Radiation therapy
- Electron beam therapy
- Phototherapy

Advanced CTCL, typically treated by oncologists, has a limited number of FDA-approved "targeted" therapies

Systemic Therapies (oncologists)

Targeted
- **Denileukin diftitox**
- Vorinostat
- Romidepsin
- Mogamulizumab
- Brentuximab vedotin

Chemotherapy

Biologics
- bexarotene
- interferons
- extracorporeal photopheresis

Allogeneic stem cell transplant

CITIUS Oncology

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COMPETITIVE LANDSCAPE

Product	Company	MOA	Approval Date
ADCETRIS® brentuximab vedotin for injection	Seagen®	CD30 antigen directed[1]	November 2017
POTELIGEO® (mogamulizumab-kpkc)	KYOWA KIRIN	CCR4 targeted[2]	August 2018
ISTODAX® (romidepsin) for injection 10-MG SINGLE-USE VIAL	Bristol Myers Squibb™	HDAC inhibitor[3]	November 2009

- LYMPHIR's differentiated MOA targeting the IL-2 receptor reinforces rationale for inclusion among the current core therapeutic options in the U.S. market
- CTCL treatments are non-curative, often have a limited duration of response and/or are discontinued early
- Patients are put on multiple alternate therapies and cycle to 2nd line treatments within 5 months, on average
- Key growth drivers expected to increase overall market size and facilitate market penetration
  - Evolving treatment paradigm; incremental therapeutic option for pre-treated patients
  - Historically, market growth has followed introduction of new therapeutics
  - Competitively priced
  - No other approved therapy since 2018

1. CD30 - cell membrane protein of the tumor necrosis factor receptor superfamily (TNFRSF) and a tumor marker.
2. CCR4 - C-C chemokine receptor type 4 is a protein that in humans is encoded by the CCR4 gene.
3. HDAC - Histone deacetylase inhibitors are believed to induce death, apoptosis, and cell cycle arrest in cancer cells.

CITIUS Oncology
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LYMPHIR PHASE 3 TRIAL (STUDY 302): COMPLETED Pivotal, multicenter, open - label, single - arm study of LYMPHIR in subjects with persistent or recurrent CTCL • A total of 69 subjects with Stage I - III persistent or recurrent CTCL from the Lead - In and Main Studies were included in the Primary Efficacy Analysis Set • Single trial as agreed to with FDA LEAD - IN STUDY n=21 MAIN STUDY n=71 Stage I - IV CTCL 18 All subjects were diagnosed with Mycosis Fungoides or Sézary Syndrome, with tumors assessed as positive for expression of the CD25 subunit of the IL - 2 receptor Doses ranged from 6 to 15 µg/kg/day 9 μg/kg/day was selected for the Main Study

STUDY 302: PHASE 3 CLINICAL TRIAL RESULTS 1. Primary Efficacy Analysis Set includes 69 Stage I - III CTCL subjects from the Lead - In Study and the Main Study who received a dose of 9 ug/kg/day of study drug . Two subjects were considered by the Independent Review Committee to have Stage IV CTCL and excluded from the Primary Efficacy Analysis Set . This dataset matches the patient population used for the ONTAK indication . 2. Objective Response is Complete Response and Partial Response, according to the ISCL/EORTC Global Response Score (Olsen 2011 ) . According to the trial protocol, the treatment would be considered efficacious and demonstrate clinical benefit if the lower limit of the 2 - sided 95 % exact confidence interval (CI) of the observed ORR exceeds 25 . 0% , as determined by the Independent Review Committee (IRC) . In this study, the IRC determined the study achieved an ORR of 36 . 2% , 95 % confidence interval ( 25 . 0% , 48 . 7% ) ( 25 patients out of 69 ) . LYMPHIR demonstrated meaningful benefits for trial patients who had previously been treated 36.2% ORR (Objective Response Rate ) 1,2 95% CI (25%, 48.7%) 49% Nearly half of patients on the trial experienced a complete response, partial response or durable stable disease 4 Median number of prior therapies of patients participating in the study 19

MEANINGFUL RESPONSE IN CTCL PATIENTS 1. In the Primary Efficacy Analysis set, 84.4% (54/64) of skin evaluable subjects had a decrease in skin tumor burden, with 48.4% subjects with ≥50% reduction in skin tumor burden. Complete clearing of skin disease (skin CR) was observed in 12.5% (8/64) subjects. 2. The duration of response (DOR) was at least 6 months for 52% of responders and at least 12 months for 20% of responders (25/69 patients). RAPID RESPONSE TIME 1.4 months Median number of months to response among patients who experienced clinical benefit (complete or partial response) DURABLE RESPONSE 6.5 months Median months of controlled disease among patients who responded to E7777 2 Reduction in skin tumor burden among evaluable patients; 48.8% of patients with ≥50% reduction in skin tumor burden 1 REDUCED SKIN BURDEN 84.4% More than half of responders in the trial had at least six months of improved or controlled disease 20

NO NEW SAFETY SIGNALS

Overall, LYMPHIR was well-tolerated with the use of pre-medications, close patient monitoring, and prompt initiation of supportive measures and drug management

- No evidence of cumulative toxicity
- Most patients experienced low grade 1/2 treatment emergent adverse events (TEAEs)

CAPILLARY LEAK SYNDROME	**6%**	**Low rate of Grade ≥3 capillary leak syndrome at 9µg**
INFUSION REACTION	**6%**	**Limited infusion site reaction**
VISUAL IMPAIRMENT	**0%**	**No Grade ≥3 loss in visual acuity observed during the trial**

CITIUS Oncology

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MULTI - LAYERED PROTECTION: HIGH BARRIERS TO ENTRY Complex Proprietary Manufacturing Process trade secret Orphan Drug Exclusivity (7 years) ODD designation granted for CTCL and PTCL (exclusivity determined upon BLA review) May be eligible for BLA exclusivity of 12 years upon approval 2 Patents Pending LYMPHIR use as combination therapy with check point inhibitors 22

ROBUST SUPPLY CHAIN

Manufacturing and distribution strategic vendor relationships with leading global providers to support seamless product launch and ongoing commercialization needs

BDS[1] Manufacturing

FUJIFILM Diosynth biotechnologies

- Global network with major U.S. presence
- Leading CDMO in biologics
- 30+ years of mfg. expertise

BDS[1] Storage

Kryosphere it's a cold world.

- Experts in cold chain-of-custody logistics
- Commercial biorepository with experience in management of domestic and international shipments

Drug Product Manufacturing

BSP PHARMACEUTICALS

- Specialize in manufacturing cytotoxic drug products for oncology
- Proven worldwide regulatory compliance record

Commercial Packaging & Labeling

Catalent.

- World renown CDMO
- Experts in commercial packaging
- Experienced in DSCSA compliance

1. BDS = bulk drug substance.

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A LARGER MARKET OPPORTUNITY IN PTCL

High unmet need with strong KOL and clinical support for indication in PTCL

- Denileukin diftitox approved for PTCL in Japan in 2021
- Only 3 branded FDA–approved therapies in the US – Adcetris, Beleodaq and Folotyn
- Denileukin diftitox has historically shown promising results in PTCL
- ODD granted by FDA to LYMPHIR for PTCL
- Next steps: engage with FDA to determine optimal regulatory path forward

2006	Phase 2 safety and efficacy of ONTAK in 27 patients	48% ORR 61% ORR in patients with CD25+ tumor Median PFS: 6 months
2013	Multicenter Phase 2 study of ONTAK + CHOP (concept trial in 49 patients at 15 US sites	65% ORR Median duration of response was 30 months Median PFS: 12 months
2016-2019	Study 205: Pivotal study to support J-NDA (45 patients) NCT02676778	41% ORR Approved for PTCL in Japan in 2021

CITIUS Oncology

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25 MORE OPPORTUNITIES FOR GROWTH KEYTRUDA® is a registered trademark of Merck Sharp & Dohme Corp., a subsidiary of Merck & Co., Inc., Kenilworth, NJ, USA. KYMRIAH® is a registered trademark of Novartis AG, Basel, Switzerland. PTCL expanded indication potential Upside opportunity in immuno - oncology Collaboration with the University of Pittsburgh LYMPHIR in combination with KEYTRUDA® in patients with recurrent or metastatic solid tumors (NCT05200559) Collaboration with the University of Minnesota LYMPHIR given prior to lymphodepletion chemotherapy and CAR T therapies for the treatment of relapsed/refractory B - cell lymphomas considered at a high risk for failure from KYMRIAH® alone (NCT04855253) • Eisai’s E7777 is already approved for the treatment of Peripheral T - Cell Lymphoma (PTCL) in Japan (Remitoro®) • Would require clinical trial in U.S. designed as a single - arm pivotal study • Two investigator - initiated trials are underway to evaluate LYMPHIR for potential use as an immuno - oncology combination therapy

26 MERGER CONSIDERATION AND PRO FORMA OWNERSHIP • Citius Pharma to receive $675 million in equity of Citius Oncology, or 67.5 million shares at an implied value of $10 per share • An additional 12.75 million in equity options will be assumed by Citius Oncology • At closing, $10 million in cash provided by Citius Pharma and any cash remaining in TenX’s trust account would be contributed to Citius Oncology to support operations and planned commercialization efforts • Pro forma ownership of Citius Oncology 1 : • ~90% Citius Pharma • ~10% TenX public shareholders and founders 1. TenX and Citius Pharma negotiated and set the Base Exchange Ratio based on their assumptions about the value of Citius Oncology following the merger. Assumes de minimis redemptions by TenX public holders and $10m from Citius Pharma’s balance sheet.

27 ACCELERATED GROWTH AS A STANDALONE PUBLIC COMPANY Near - term revenue potential 2H 2024 Commercial Launch 1 High unmet need in CTCL implies rapid adoption Clear Market Opportunity 2 PTCL, combinations with CAR - T & PD - 1s and multiple potential future product in - licensing opportunities Drivers for Growth Beyond CTCL 3 Citius Oncology is primed for growth as a standalone public entity

CITIUS ONCOLOGY HIGHLIGHTS 28 A Unique Oncology Platform Anticipated Commercial Launch in 2H 2024 Significant Market Opportunity Robust IP Portfolio Seasoned M a n a g e m e n t Attractive Entry Point With Growth Potential

29 APPENDIX

TRIALS AND PUBLICATIONS 30 • A Clinical Study to Demonstrate Safety and Efficacy of LYMPHIR® in Persistent or Recurrent Cutaneous T - Cell Lymphoma Link to clinicaltrials.gov • Safety and Tolerability of LYMPHIR® (improved purity Denileukin diftitox [ONTAK]) in Patients with Relapsed or Refractory Cutaneous T T - cell Lymphoma: Results from Pivotal Study 302 View Poster

LYMPHIR SINGLE PIVOTAL TRIAL IN CTCL DESIGN

PIVOTAL TRIAL DETAILS	Global, multicenter, open label single arm pivotal clinical trial for the treatment of patients with persistent or recurrent CTCL	**Inclusion Criteria**: - CTCL (MF or SS) - CD25+ - Stage IA-IVA - At least 1 prior CTCL therapy - ECOG PS ≥2 - Visceral metastasis and prior denileukin diftitox therapy excluded
2 PHASES	**Lead In: Completed** FPI: May 2013 LPO: Aug 2015	**Subjects: N=21** Dose finding by CRM: 6,9,12,15mcg/kg/d IV for 5 consecutive days in 21 day cycle PK and immunogenicity
	Pivotal Study: Completed FPI: Jun 2016 LPO: Dec 2021	**Subjects: N=71** Dose: **9 mcg/kg/d IV** for 5 consecutive days in 21 day cycle PK and immunogenicity
OBJECTIVES	**Primary:** ORR (Olsen 2001)[1]	**Secondary:** Overall DOR, TTR Skin RR, DOR, TTR ORR (Prince 2010)[2] PK and immunogenicity

1. Objective Response is Complete Response and Partial Response, according to the ISCL/EORTC Global Response Score (Olsen 2001).
2. To assess ORR for LYMPHIR® using the alternate response assessment criteria of Prince (2010).

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32 LYMPHIR AND ONTAK: CTCL CLINICAL TRIAL SUMMARY Result Product / Study Status (Year) Dose (µg/kg/d) / N Study Design • 37% ORR (14% CR, 23% PR) ONTAK / Complete (1998) 3 to 31 IV N=35 Phase 1/2 open label, dose - escalation study in CD25 positive subjects with CTCL • 30% ORR (10% CR, 20% PR) • 36% ORR for 18mcg, 23% ORR for 9mcg • Median duration of response: 7 months • 32% stable disease ONTAK / Complete (2001) 9 or 18 IV N=71 Phase 3 double blind randomized study to evaluate efficacy, safety and PK in CD25 positive subjects with stage IB to IVA CTCL • 44% ORR (10% CR, 34% PR) • 38% ORR for 9mcg, 49% ORR for 18mcg and 16% for placebo • Progression Free Survival 26 months • Stable disease 35% ONTAK / Complete (2010) Placebo Active 9 or 18 IV N=144 Phase 4 double - blind, placebo - controlled study to evaluate efficacy and safety in CD25 positive subjects with Stage 1a to III CTCL • 36 . 2 % ORR ( 8 . 7 % CR, 27 . 5 % PR) • 9 mcg/g does was selected for the main phase by the Protocol Steering Committee based on safety, tolerability and efficacy data • No new safety signals identified with LYMPHIR compared to ONTAK LYMPHIR® / C om p l e t e (2021) 9 Lead in phase N=21 Main phase N=71 Open label, single arm study to demonstrate efficacy and safety in CD25 positive subjects with Stage I to III CTCL

Citius Oncology, Inc. SPAC Business Combination Overview Copies of relevant documents filed or that will be filed with the SEC by Citius Oncology, Inc. may be obtained through the website maintained by the SEC at www.sec.gov or by contacting Citius Pharmaceuticals or TenX